                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        DECATUR FIRST BANK GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                            Decatur, Georgia  30030
                                 (404) 373-1000


                                 April 2, 1999



To the Shareholders of Decatur First Bank Group, Inc.:

     You are cordially invited to attend the annual meeting of shareholders of Decatur First Bank Group, Inc. (the "Company") to be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030, on Tuesday, April 27, 1999 at 8:30 a.m. The official Notice of the Meeting, the Proxy Statement of management and the Company's Annual Report to Shareholders accompany this letter.

     The principal business of the meeting will be to elect four Class I directors to serve for a three-year term until 2002 and to review the operations of the Company and its wholly-owned subsidiary, Decatur First Bank.

     We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of Common Stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible.

                                        Sincerely,
                                        /s/Judy B. Turner
                                        Judy B. Turner
                                        President and Chief Executive Officer

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1999

To the Shareholders of Decatur First Bank Group, Inc.:

     The Annual Meeting of Shareholders of Decatur First Bank Group, Inc. (the "Company") will be held on Tuesday, April 27, 1999, at 8:30 a.m. in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 for the following purposes:

     (1) To elect four persons to serve as Class I directors of the Board of Directors; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 30, 1999, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment.

     To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before the proxy is exercised.

                                        By Order of the Board of Directors,
                                        /s/Judy B. Turner
                                        Judy B. Turner
                                        President and Chief Executive Officer

April 2, 1999

                         DECATUR FIRST BANK GROUP, INC.
                              1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

           ----------------------------------------------------------

                    PROXY STATEMENT FOR 1999 ANNUAL MEETING

           ----------------------------------------------------------

                                     VOTING
                                     ------

     The Board of Directors of Decatur First Bank Group, Inc. (the "Company") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, April 27, 1999, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Decatur First Bank (the "Bank"), without additional compensation, may solicit proxies in favor of the proposals discussed below, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of the Company's common stock, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with the transmittals. The Company will bear the cost of solicitation of proxies for the Annual Meeting.

     This Proxy Statement and the proxy card are first being mailed to shareholders on or about April 2, 1999. If the enclosed proxy card is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the proxy card is signed and returned, but specifications are not made, the proxy will be voted FOR the election of the nominees to the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Judy B. Turner, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     The Board of Directors has fixed the close of business on March 30, 1999 as the record date for determining shareholders who are entitled to notice of, and to vote at, the meeting. As of the close of business on the record date, the authorized common stock, $5.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 941,924 shares issued and outstanding.
Each issued and outstanding share is entitled to one vote.

     Shareholders will be asked to elect four persons to serve as Class I directors for a three-year term until 2002. Directors are elected by a plurality of the shares present in person or by proxy and entitled to vote.
Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes, which occur when a broker submits a proxy card without exercising discretionary voting authority on a non-routine matter, will not be included in vote totals and will not be considered in determining the outcome of the vote.

    Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

                             Election of Directors
                             ---------------------

   The Company's Articles of Incorporation provide that the Board of Directors of the Company will be divided into three (3) classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class serve for staggered terms of three (3) years each. The Board recommends that the shareholders elect the nominees identified below as Director Nominees. The following table sets forth for each nominee and each continuing director: (a) his or her name, (b) his or her age at December 31, 1998, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and recent business experience.

                           CLASS I--DIRECTOR NOMINEES

                       For Three-Year Term Expiring 2002


                                                   POSITION WITH THE COMPANY
     NAME (AGE)           DIRECTOR SINCE            AND BUSINESS EXPERIENCE
     ----------           --------------            -----------------------
John L. Adams, Jr. (44)       1996        Real Estate Broker; President and Managing
                                          Broker, Clairmont Place Realty, Inc.

Mary Bobbie Bailey (70)       1996        Business Owner; Our-Way, Inc. and Bailey
                                          Design Company

Lynn Pasqualetti (43)         1996        Accountant; President and Co-Owner, HLM
                                          Accounting & Tax, Inc.

Kirby A. Thompson (44)        1997        Business Owner; KAT Consulting

                         CLASS II--CONTINUING DIRECTORS

                               Term Expiring 2000

                                                   POSITION WITH THE COMPANY
     NAME (AGE)           DIRECTOR SINCE            AND BUSINESS EXPERIENCE
     ----------           --------------            -----------------------
Merriell Autrey, Jr. (73)     1996        Retired Banker

John Walter Drake (54)        1997        Attorney; McCurdy & Candler LLC

William F. Floyd (52)         1996        Construction; Secretary-Treasurer, Southern
                                          Champion Construction. Inc.

Robert E. Lanier (59)         1996        Real Estate Development; President, REL
                                          Properties, Inc.

Roger K. Quillen (45)         1996        Attorney

                        CLASS III--CONTINUING DIRECTORS

                               Term Expiring 2001


                                                   POSITION WITH THE COMPANY
     NAME (AGE)           DIRECTOR SINCE            AND BUSINESS EXPERIENCE
     ----------           --------------            -----------------------
James A. Baskett (51)         1996        Business Owner; Prolific Impressions, Inc.

Carol G. Nickola (47)         1996        Health Care Consultant

James T. Smith, III (58)      1998        Building Contractor; Rutland Contracting
                                          Company

Judy B. Turner (52)           1996        President and Chief Executive Officer of the
                                          Company

                              Executive Officers
                              ------------------

   Judy B. Turner is the only executive officer of the Company. Ms. Turner has served as the President and Chief Executive Officer of the Company and Bank since 1996. Prior to becoming President and Chief Executive Officer, Ms. Turner served as Regional Sales Manager of Bank South.


                      MEETINGS AND COMMITTEES OF THE BOARD
                      ------------------------------------

   During the year ended December 31, 1998, the Board of Directors of the Company held six meetings. All incumbent directors attended at least 75% of the meetings of the Board of Directors.

   The Board of Directors established an Audit and Compliance Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Audit and Compliance Committee evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Audit and Compliance Committee is also responsible for overseeing compliance with the Community Reinvestment Act. The Audit and Compliance Committee consists of Carol G. Nickola, Mary Bobbie Bailey, James T. Smith, III, and Kirby A. Thompson. During the fiscal year ended December 31, 1998, the Audit and Compliance Committee held four meetings.

   The Board of Directors also established a Personnel Committee, which is responsible for establishing targets and awards under the management compensation plan, granting stock options, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the President and Chief Executive Officer. The Personnel Committee consists of James A. Baskett, Merriell Autrey, Jr., Mary Bobbie Bailey, Roger K. Quillen, and Judy B. Turner. During the fiscal year ended December 31, 1998, the Personnel Committee held one meeting.

   The Board of Directors of the Company has no nominating committee. The Board of Directors will consider shareholders' nominations of individuals to serve as directors if the shareholder furnishes in writing to the Chairman of the Board of the Company information concerning the nominees, including the person's name and a description of his or her qualifications.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
               ------------------------------------------------

                            Chief Executive Officer
                            -----------------------

     The following tables set forth certain information relating to various forms of compensation paid or granted to the Company's Chief Executive Officer in fiscal years 1998, 1997 and 1996.


                           SUMMARY COMPENSATION TABLE

     The following table presents the total compensation the Company paid during fiscal years 1998, 1997 and 1996 to its Chief Executive Officer. The Company did not pay or award any long-term compensation to its Chief Executive Officer during fiscal years 1998, 1997, or 1996.

                              Annual Compensation
                       ------------------------------------
                                              Other Annual
                             Salary   Bonus   Compensation
Name and Position      Year    ($)     ($)         ($)
---------------------  ----  -------  ------  -------------

Judy B. Turner         1998  96,380       0      28,514 (1)
President and Chief
Executive Officer      1997  87,645       0              0

                       1996  45,000       0              0

---------------------
(1) This amount represents the one time initiation fee paid on Ms. Turner's behalf to a country club.


                       OPTION GRANTS IN FISCAL YEAR 1998

  The Company granted no stock options during fiscal year 1998. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal year 1998.


                         FISCAL YEAR-END OPTION VALUES

     The following table presents information regarding the value of Ms. Turner's unexercised options held at December 31, 1998.


                                                                                 Value of Unexercised
                                                         Number of Unexercised       In-the-Money
                                                               Options at             Options at
                                   Shares                   Fiscal Year End         Fiscal Year End
                                  Acquired      Value             (#)                     ($)
                                On Exercise   Realized        Exercisable/           Exercisable/
             Name                   (#)          ($)        Unexercisable(1)       Unexercisable(2)
------------------------------  ------------  ---------  ----------------------  ---------------------
Judy B. Turner                       0            0           9,415/37,662              $0/$0

-------------
     (1) Ms Turner received an option to purchase 47,077 shares of the Company's Common Stock on June 30, 1997. The option becomes exercisable in 20% annual increments (approximately 9,415 shares per year) beginning June 30, 1998 at an exercise price of $10.00 per share.

     (2) At December 31, 1998, the per share fair market value of the Company's Common Stock ($8.87 per share) was less than the per share exercise price of the exercisable options by $1.13 per share. Fair market value is based on the Company's book value per share at December 31, 1998.

                             Director Compensation
                             ---------------------

     Currently, the directors of the Company and the Bank are not separately compensated for their services as directors. The Company and the Bank may begin compensating the directors for their services as directors if the Company and the Bank recover cumulative losses incurred and become profitable.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 30, 1999 by (a) each director of the Company and (b) all executive officers and directors as a group. As of March 30, 1999, the Company did not have any nondirector shareholders who beneficially owned more than 5% of the shares of the Company's outstanding Common Stock. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                                                       PERCENT
   NAME AND ADDRESS            NUMBER OF SHARES        OF CLASS
   ----------------            ----------------        --------
(a)  Directors

John L Adams, Jr.                   10,100(1)            1.1%
130 Glenn Circle
Decatur, Georgia 30030

Merriell Autrey, Jr.                12,500(2)            1.3%
1887 Bedfordshire Court
Decatur, Georgia 30033

Mary Bobbie Bailey                  75,690(3)            8.0%
239 15th Street
Atlanta, Georgia 30309

James A. Baskett                    15,000(4)            1.6%
160 South Candler Street
Decatur, Georgia 30030

John Walter Drake                    7,000(5)            0.7%
2820 Hawthorne Drive
Atlanta, Georgia 30345

William F. Floyd                    15,000(6)            1.6%
712 W. Ponce de Leon Avenue
Decatur, Georgia 30030

                                                       PERCENT
   NAME AND ADDRESS            NUMBER OF SHARES        OF CLASS
   ----------------            ----------------        --------
Robert E. Lanier                    21,000(7)            2.2%
755 Commerce Drive
Decatur, Georgia 30030

Carol G. Nickola                    20,000(8)            2.1%
7540 Chaparral Drive
Dunwoody, Georgia 30350

Lynn Pasqualetti                     8,490(9)            0.9%
1806 Durand Mill Drive
Atlanta, Georgia 30307

Roger K. Quillen                    10,010(10)           1.1%
124 Glenn Circle
Decatur, Georgia 30030

James T. Smith, III                 39,690(11)           4.2%
711 Pinetree Drive
Decatur, Georgia 30030

Kirby A. Thompson                   10,000(12)           1.1%
1825 Castleway Lane
Atlanta, Georgia 30345

Judy B. Turner*                     29,415(13)           3.1%
235 Drexel Avenue
Decatur, Georgia 30030
                                   -------
(b)  All Directors and
Executive Officers, as a Group     273,895              28.8%
-------------------------
  *  Ms. Turner is the only executive officer of the Company.

(1) Consists of (a) 10,000 shares owned by CEDE for the benefit of Mr. Adams, and (b) 100 shares owned by Mr. Adams' spouse, as to which beneficial ownership is shared.

(2) Consists of (a) 10,000 shares owned by CEDE & Co. for the benefit of Individual Retirement Account of Mr. Autrey, as to which Mr. Autrey shares voting and investment powers with his spouse, and (b) 2,500 shares owned by J&M Autrey Family Living Trust of which Mr. Autrey is trustee and as to which Mr. Autrey shares voting and investment powers with his spouse.

(3) Consists of (a) 49,690 shares owned directly by Ms. Bailey, (b) 5,000 shares owned by Bailey Design Company, Inc., (c) 20,000 shares owned by Entertainment Resource Services, Inc., and (d) 1,000 shares owned by First American Wholesale, Inc.

(4) Consists of 15,000 shares owned by Prolific Impressions, Inc. Profit Sharing Plan of which Mr. Baskett is trustee.

(5) Consists of (a) 6,800 shares owned directly by Mr. Drake, and (b) 200 shares owned by Louise C. McCurdy Testamentary Trust of which Mr. Drake is trustee.

(6) Consists of (a) 10,800 shares owned by CEDE & Co. for the benefit of 401k Account of Mr. Floyd, and (b) 4,200 shares owned by Edward D. Jones & Co. as custodian for the benefit of Individual Retirement Account of Sydney Floyd, as to which Mr. Floyd shares voting and investment powers.

(7) Consists of (a) 10,000 shares owned directly by Mr. Lanier, (b) 3,000 shares owned by CEDE & Co. as custodian for the benefit of Mr. Lanier, (c) 7,000 shares owned by REL Properties, Inc. Profit Sharing and Retirement Plan of which Mr. Lanier is trustee, and (d) 1,000 shares owned by Mr. Lanier's spouse, as to which beneficial ownership is shared.

(8) Consists of 20,000 shares owned by DeKalb Anesthesia Associates Profit Sharing Plan for the benefit of Ms. Nickola's spouse, as to which voting and investment powers are shared.

(9) Consists of (a) 2,160 shares owned by CEDE & Co. as custodian for benefit of Individual Retirement Account of Ms. Pasqualetti, (b) 100 shares owned by Ms. Pasqualetti as custodian for Tascha Pasqualetti, as to which voting and investment powers are shared, (c) 200 shares owned by Ms. Pasqualetti as custodian for Daniel Bevins, as to which voting and investment powers are shared, and (d) 6,030 shares owned jointly with Laura Bevins, as to which voting and investment powers are shared.

(10) Consists of (a) 10,000 shares owned by A.G. Edwards & Sons, Inc. as custodian for the benefit of Roger K. Quillen Profit Sharing Plan, and (b) 10 shares owned by Mr. Quillen's spouse, as to which beneficial ownership is shared.

(11) Consists of 39,690 shares owned by Three S. Company.

(12) Consists of 10,000 shares owned by Prudential Securities as custodian for Individual Retirement Account of Mr. Thompson.

(13) Consists of (a) 20,000 shares owned by CEDE & Co. as custodian for Individual Retirement Account of Ms. Turner, and (b) 9,415 shares in immediately exercisable options.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE
                              --------------------

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, all of the above listed directors and executives officers filed their Form 3, Initial Statement of Beneficial Ownership of Securities, which is required to be filed within 10 days of becoming a reporting person, 12 days late. Additionally, Mr. Lanier filed a Form 5 reporting one transaction two days late and Ms. Bailey filed a Form 5 reporting one transaction two days late.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                         ------------------------------

     The Company has selected the accounting firm of Porter Keadle Moore LLP to serve as auditors for the Company for the current year. The firm of Porter Keadle Moore LLP has served as the Company's auditors since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS
                             ---------------------

          If you wish to submit a proposal for action at the 2000 Annual Meeting of Shareholders and would like to have it included in the proxy statement for that meeting you must send a written copy of the proposal to the Chief Executive Officer of the Company at the address listed on the first page of this Proxy Statement on or before December 1, 1999.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

April 2, 1999

                         DECATUR FIRST BANK GROUP, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 27, 1999

    The undersigned hereby appoints Judy B. Turner or Merriell Autrey, Jr. or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Decatur First Bank Group, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Swanton Amphitheatre of the Holiday Inn at 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                      SHAREHOLDERS VOTE FOR THE PROPOSAL.

     PROPOSAL: To elect John L. Adams, Jr., Mary Bobbie Bailey, Lynn Pasqualetti and Kirby A. Thompson as Class I members of the Board of Directors, as described in the Proxy Statement.

[_] FOR all nominees listed above      [_] WITHHOLD authority to vote for all
    (except as indicated below)            nominees listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space
--------------------------------------------------------------------------------

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
        DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE
           CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

          DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
               MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    -------------------------------------------
                                    Signature(s) of Shareholder(s)

[LABEL]
                                    -------------------------------------------
                                    Name(s) of Shareholders(s)
                                    Date:                      , 1999
                                         ----------------------
                                        (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

     I WILL _________________ WILL NOT ___________ ATTEND THE ANNUAL
SHAREHOLDERS MEETING.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE
                    ---------------------------------------